Exhibit 10.15

EXECUTION VERSION

Amendment Agreement to a Working Capital Borrowing Base Facility Agreement originally dated 5 March 2021 and amended and restated by an amendment and restatement agreement dated 27 July 2022

Dated 30 October 2024

(1)	Blue Fin Tankers Inc.

(as Borrower)

(2)	Heidmar (Far East) Tankers Pte. Ltd.

Heidmar UK Trading Limited

(as the other Security Parties)

(3)	Macquarie Bank Limited, London Branch

(as Lender)

Contents

		Page

1	Interpretation	1

2	Conditions	2

3	Representations	2

4	Amendments to the Loan Agreement	3

5	Confirmations and Undertakings	3

6	Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process	3

Schedule 1	Borrowing Base Terms	6

Amendment Agreement

Dated 30 October 2024

Between:

(1)

Blue Fin Tankers Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”);

(2)

Heidmar (Far East) Tankers Pte. Ltd., a company incorporated under the laws of Singapore, with its registered address at 65 Chulia Street, #38-05, OCBC Centre, Singapore (049513) and Heidmar UK Trading Limited, a company incorporated under the laws of England and Wales, with its registered office at 5 Market Yard Mews, 194-204 Bermondsey Street, London, United Kingdom, SE1 3TQ; and

(3)

Macquarie Bank Limited, London Branch, a company with limited liability with Australian Business Number 46 008 583 542, established under the laws of Australia acting through its office at Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD (the “Lender”).

Supplemental to a working capital borrowing base facility originally dated 5 March 2021 and amended and restated by an amendment and restatement agreement dated 27 July 2022 (as further supplemented by from time to time, the “Loan Agreement”) made between the Borrower and the Lender.

Whereas the Borrower has requested the Lender to amend the Loan Agreement as detailed in this Amendment Agreement.

It is agreed that:

1	Interpretation

1.1	In this Amendment Agreement:

“Effective Date” means the date the Lender confirms to the Borrower in writing that all of the conditions referred to in Clause 2 have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default is continuing.

“Security Parties” means all parties to this Amendment Agreement other than the Lender and “Security Party” means any one of them.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Amendment Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Amendment Agreement as if it is set out in full.

1.3	The Lender and the Borrower hereby designate this Amendment Agreement as a Finance Document.

2	Conditions

2.1

Conditions Precedent As conditions for the agreement of the Lender to the Request and for the effectiveness of Clause 4, the Security Parties shall deliver or cause to be delivered to or to the order of the Lender, the following documents and evidence:

2.1.1

a certificate from a duly authorised officer of the relevant Borrower confirming that none of the documents delivered to the Lender pursuant to paragraph 1.1 of part 1 of Schedule 1 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of the relevant Borrower as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified;

2.1.2

a copy, certified by a director or the secretary of the relevant Borrower as true, complete and accurate and neither amended nor revoked, of a resolution of the directors of the relevant Borrower (together, where appropriate, with signed waivers of notice of any directors’ meetings) approving, and authorising or ratifying the execution of, this Amendment Agreement and every other document to be executed by the relevant Borrower pursuant to this Amendment Agreement;

2.1.3	evidence that a process agent has accepted its appointment pursuant to Clause 6;

2.1.4	a certificate of goodstanding in respect of the Borrower and Heidmar (Far East) Tankers Pte. Ltd. which is dated no more than seven (7) days prior to the Effective Date;

2.1.5	confirmation from the Lender that all, fees, costs and expenses (including external legal fees and expenses) then due from the Borrower have been paid; and

2.1.6

such documentation and other evidence as is reasonably requested by the Lender to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated in the Finance Documents.

All documents and evidence delivered to the Lender pursuant to this Clause 2 shall be in form and substance satisfactory to the Lender, or as the case may be, have been waived by the Lender and the Lender shall notify the Borrower promptly upon being so satisfied.

3	Representations

3.1

Each of the representations contained in clause 19 of the Loan Agreement shall be deemed repeated by the Borrower at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents include this Amendment Agreement.

3.2

Any representation made by a Security Party in any of the Security Documents to which it is a party shall be deemed repeated by that Security Party at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining.

4	Amendments to the Loan Agreement

4.1	With effect from the Effective Date the Loan Agreement shall be read and construed as if:

4.1.1	references to “this Agreement” are references to the Loan Agreement as amended by this Amendment Agreement;

4.1.2	references to the Finance Documents include this Amendment Agreement; and

4.1.3	Schedule 7 (Borrowing Base Terms) of the Loan Agreement shall be deemed to have been replaced with Schedule 1 (Borrowing Base Terms) to this Amendment Agreement.

4.2	All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5	Confirmations and Undertakings

5.1

Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Amendment Agreement, as if all references in any of the Security Documents to the Loan Agreement are references to the Loan Agreement as amended in this Amendment Agreement.

5.2

The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Amendment Agreement.

6	Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process

The provisions of clauses 28, 29, 31, 33, 34, 35 and 36 of the Loan Agreement shall apply to this Amendment Agreement as if they are set out in full and as if (a) references to each Party are references to each party to this Amendment Agreement, (b) references to the Finance Documents include this Amendment Agreement and (c) references to the Borrower are references to each Security Party.

In witness of which the parties to this Amendment Agreement have executed this Amendment Agreement as a deed the day and year first before written.

Executed as a deed by Blue Fin Tankers Inc.
acting by its authorised signatory who, in accordance with the laws of the Republic of the Marshall Islands, is acting under its authority in the presence of:	Name: KALLIOPI MICHALOPOULOU

signature of witness

name	ELPINIKI FOTIOU
print name of witness

address	AKTI MIAOULI 89 PIRAEUS GREECE

Executed as a deed by Heidmar (Far East) Tankers Pte. Ltd.
Name: KALLIOPI MICHALOPOULOU

acting by its authorised signatory who, in accordance with the laws of Singapore, is acting under its authority in the presence of:

signature of witness

name	ELPINIKI FOTIOU
print name of witness

address	AKTI MIAOULI 89 PIRAEUS GREECE

Executed as a deed by Heidmar UK Trading Limited		Director
signature

acting by a director in the presence of:	JUSTIN SIMS STIRLING
print name

signature of witness

name	PETER GRIMES
print name of witness

address	10 - 11 GROSVENOR PLACE LONDON SW1X 7HH

Executed as a deed by Macquarie Bank Limited, London Branch
Name:

acting by its authorised signatories who, in accordance with the law of Australia, are acting under its authority in the presence of:
Name:

(Macquarie POA Ref: #3321 Dated 18 January 2023 Signed in London)

signature of witness

name
print name of witness

address

Schedule 1 Borrowing Base Terms

Administration Fee:	A fee in an amount equal to:

(a) for each Administration Fee Period commencing on or prior to 30 October 2024, 0.8% per annum of the average amount of the Loans outstanding for the relevant Administration Fee Period; and

(b) or each Administration Fee Period commencing on or after 30 October 2024, 5% per annum of the average amount of the Loans outstanding for the relevant Administration Fee Period,

provided that the relevant Administration Fee for that Administration Fee Period shall not exceed $2,500.

Administration Fee Period:

(a)   the period commencing on the date on which the Termination Date is first extended after 27 July 2022, in accordance with Clause 8.1.1 of the Loan Agreement and ending on the next Quarter End Date; and

(b) thereafter, each such subsequent period commencing on the day after a Quarter End Date and ending on the next Quarter End Date;

Borrowing Base Amount:	From time to time, the aggregate of:

(a) 90% of the Eligible Receivables – Freight;

(b) 80% of the Eligible Receivables – Demurrage; and

(c) 70% (the “Applied Percentage”) of Freight in Transit,

as certified by the Borrower in its most recently provided Borrowing Base Certificate.

Combined Facility Limit:	US$85,000,000

Demurrage Limit:	US$1,000,000

Discretionary Limit:	US$2,000,000

Facility Limit:	The aggregate of:

(a) US$15,000,000; and

(b)   any additional amount which the Borrower has requested and the Lender agrees to make available under this Agreement if the Facility has been increased pursuant to Clause 7 (Facility Increase) up to a maximum additional amount of US$20,000,000, to the extent not cancelled, reduced or transferred under this Agreement.

Minimum Aggregate Amount:	US$4,000,000

Minimum Contribution Amount:	US$1,000,000

Minimum Number of Eligible Vessels:	Subject to the terms of the waiver letter dated 20 August 2024, four.

Other Facility Agreements:

(a)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between Seadragon Tankers Inc. as borrower and the Lender as lender (the “Seadragon Facility Agreement”);

(b)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between SeaLion Tankers Inc. as borrower and the Lender as lender (the “SeaLion Facility Agreement”); and

(c)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between Dorado Tankers Pool Inc. as borrower and the Lender as lender (the “Dorado Facility Agreement”).

EXECUTION VERSION

Amendment Agreement to a Working Capital Borrowing Base Facility Agreement originally dated 5 March 2021 and amended and restated by an amendment and restatement agreement dated 27 July 2022

Dated 30 October 2024

(1)	Blue Fin Tankers Inc.

(as Borrower)

(2)	Heidmar (Far East) Tankers Pte. Ltd.

Heidmar UK Trading Limited

(as the other Security Parties)

(3)	Macquarie Bank Limited, London Branch

(as Lender)

Contents

		Page

1	Interpretation	1

2	Conditions	2

3	Representations	2

4	Amendments to the Loan Agreement	3

5	Confirmations and Undertakings	3

6	Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process	3

Schedule 1	Borrowing Base Terms	6

Amendment Agreement

Dated 30 October 2024

Between:

(1)

Blue Fin Tankers Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”);

(2)

Heidmar (Far East) Tankers Pte. Ltd., a company incorporated under the laws of Singapore, with its registered address at 65 Chulia Street, #38-05, OCBC Centre, Singapore (049513) and Heidmar UK Trading Limited, a company incorporated under the laws of England and Wales, with its registered office at 5 Market Yard Mews, 194-204 Bermondsey Street, London, United Kingdom, SE1 3TQ; and

(3)

Macquarie Bank Limited, London Branch, a company with limited liability with Australian Business Number 46 008 583 542, established under the laws of Australia acting through its office at Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD (the “Lender”).

Supplemental to a working capital borrowing base facility originally dated 5 March 2021 and amended and restated by an amendment and restatement agreement dated 27 July 2022 (as further supplemented by from time to time, the “Loan Agreement”) made between the Borrower and the Lender.

Whereas the Borrower has requested the Lender to amend the Loan Agreement as detailed in this Amendment Agreement.

It is agreed that:

1	Interpretation

1.1	In this Amendment Agreement:

“Effective Date” means the date the Lender confirms to the Borrower in writing that all of the conditions referred to in Clause 2 have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default is continuing.

“Security Parties” means all parties to this Amendment Agreement other than the Lender and “Security Party” means any one of them.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Amendment Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Amendment Agreement as if it is set out in full.

1.3	The Lender and the Borrower hereby designate this Amendment Agreement as a Finance Document.

2	Conditions

2.1

Conditions Precedent As conditions for the agreement of the Lender to the Request and for the effectiveness of Clause 4, the Security Parties shall deliver or cause to be delivered to or to the order of the Lender, the following documents and evidence:

2.1.1

a certificate from a duly authorised officer of the relevant Borrower confirming that none of the documents delivered to the Lender pursuant to paragraph 1.1 of part 1 of Schedule 1 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of the relevant Borrower as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified;

2.1.2

a copy, certified by a director or the secretary of the relevant Borrower as true, complete and accurate and neither amended nor revoked, of a resolution of the directors of the relevant Borrower (together, where appropriate, with signed waivers of notice of any directors’ meetings) approving, and authorising or ratifying the execution of, this Amendment Agreement and every other document to be executed by the relevant Borrower pursuant to this Amendment Agreement;

2.1.3	evidence that a process agent has accepted its appointment pursuant to Clause 6;

2.1.4	a certificate of goodstanding in respect of the Borrower and Heidmar (Far East) Tankers Pte. Ltd. which is dated no more than seven (7) days prior to the Effective Date;

2.1.5	confirmation from the Lender that all, fees, costs and expenses (including external legal fees and expenses) then due from the Borrower have been paid; and

2.1.6

such documentation and other evidence as is reasonably requested by the Lender to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated in the Finance Documents.

All documents and evidence delivered to the Lender pursuant to this Clause 2 shall be in form and substance satisfactory to the Lender, or as the case may be, have been waived by the Lender and the Lender shall notify the Borrower promptly upon being so satisfied.

3	Representations

3.1

Each of the representations contained in clause 19 of the Loan Agreement shall be deemed repeated by the Borrower at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents include this Amendment Agreement.

3.2

Any representation made by a Security Party in any of the Security Documents to which it is a party shall be deemed repeated by that Security Party at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining.

4	Amendments to the Loan Agreement

4.1	With effect from the Effective Date the Loan Agreement shall be read and construed as if:

4.1.1	references to “this Agreement” are references to the Loan Agreement as amended by this Amendment Agreement;

4.1.2	references to the Finance Documents include this Amendment Agreement; and

4.1.3	Schedule 7 (Borrowing Base Terms) of the Loan Agreement shall be deemed to have been replaced with Schedule 1 (Borrowing Base Terms) to this Amendment Agreement.

4.2	All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5	Confirmations and Undertakings

5.1

Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Amendment Agreement, as if all references in any of the Security Documents to the Loan Agreement are references to the Loan Agreement as amended in this Amendment Agreement.

5.2

The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Amendment Agreement.

6	Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process

The provisions of clauses 28, 29, 31, 33, 34, 35 and 36 of the Loan Agreement shall apply to this Amendment Agreement as if they are set out in full and as if (a) references to each Party are references to each party to this Amendment Agreement, (b) references to the Finance Documents include this Amendment Agreement and (c) references to the Borrower are references to each Security Party.

In witness of which the parties to this Amendment Agreement have executed this Amendment Agreement as a deed the day and year first before written.

Executed as a deed by
Blue Fin Tankers Inc.
Name:
acting by its authorised signatory who, in accordance with the laws of the Republic of the Marshall Islands, is acting under its authority in the presence of:

signature of witness

name
print name of witness

address

Executed as a deed by
Heidmar (Far East) Tankers Pte. Ltd.
Name:
acting by its authorised signatory who, in accordance with the laws of Singapore, is acting under its authority in the presence of:

signature of witness

name
print name of witness

address

Executed as a deed		Director
by Heidmar UK Trading Limited	signature

acting by a director in the presence of:
print name

signature of witness

name
print name of witness

address

Executed as a deed by Macquarie Bank Limited, London Branch
Name: Teah Seymour-Sloan Associate Director

acting by its authorised signatories who, in accordance with the law of Australia, are acting under its authority
Name: Malcolm Eddington
Division Director

in the presence of:	(Macquarie POA Ref: #3321 Dated 18 January 2023 Signed in London)

signature of witness
	Liz Kuliang	Emma Jones
name
print name of witness

address	28 Ropemaker Street London EC2Y 9HD

Schedule 1 Borrowing Base Terms

Administration Fee:	A fee in an amount equal to:

(a) for each Administration Fee Period commencing on or prior to 30 October 2024, 0.8% per annum of the average amount of the Loans outstanding for the relevant Administration Fee Period; and

(b) or each Administration Fee Period commencing on or after 30 October 2024, 5% per annum of the average amount of the Loans outstanding for the relevant Administration Fee Period,

provided that the relevant Administration Fee for that Administration Fee Period shall not exceed $2,500.

Administration Fee Period:

(a)   the period commencing on the date on which the Termination Date is first extended after 27 July 2022, in accordance with Clause 8.1.1 of the Loan Agreement and ending on the next Quarter End Date; and

(b) thereafter, each such subsequent period commencing on the day after a Quarter End Date and ending on the next Quarter End Date;

Borrowing Base Amount:	From time to time, the aggregate of:

(a) 90% of the Eligible Receivables – Freight;

(b) 80% of the Eligible Receivables – Demurrage; and

(c) 70% (the “Applied Percentage”) of Freight in Transit,

as certified by the Borrower in its most recently provided Borrowing Base Certificate.

Combined Facility Limit:	US$85,000,000

Demurrage Limit:	US$1,000,000

Discretionary Limit:	US$2,000,000

Facility Limit:	The aggregate of:

(a) US$15,000,000; and

(b)   any additional amount which the Borrower has requested and the Lender agrees to make available under this Agreement if the Facility has been increased pursuant to Clause 7 (Facility Increase) up to a maximum additional amount of US$20,000,000, to the extent not cancelled, reduced or transferred under this Agreement.

Minimum Aggregate Amount:	US$4,000,000

Minimum Contribution Amount:	US$1,000,000

Minimum Number of Eligible Vessels:	Subject to the terms of the waiver letter dated 20 August 2024, four.

Other Facility Agreements:

(a)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between Seadragon Tankers Inc. as borrower and the Lender as lender (the “Seadragon Facility Agreement”);

(b)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between SeaLion Tankers Inc. as borrower and the Lender as lender (the “SeaLion Facility Agreement”); and

(c)   the loan facility agreement dated 27 July 2022 (as may be amended, supplemented and restated from time to time), entered into between Dorado Tankers Pool Inc. as borrower and the Lender as lender (the “Dorado Facility Agreement”).